UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2008 (May 30, 2008)

Date of Report (Date of earliest event reported)

TERRA NOSTRA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-49631	86-0875500
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

790 East Colorado Blvd., 9th Floor

Pasadena, CA 91101

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (626) 796-0088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE.

On May 30, 2008, the Company issued a news release that is attached as Exhibit 99.1 to this 8-K Report.  The news release provides an update on the status of certain of its Convertible Notes.

In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K Report shall not be deemed filed for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1   News release of the Registrant dated May 30, 2008 containing the update on the status of the Company’s Convertible Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

TERRA NOSTRA RESOURCES CORP.
June 2, 2008	By:	/s/ Donald Nicholson Donald Nicholson President

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